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                                                                    EXHIBIT 99.1

                                  CERTIFICATION

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), Charles J. Drake, Chief Executive Officer of Integral Vision, Inc. (the "Company"), and Mark R. Doede, Chief Financial Officer of the Company, each hereby certifies that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Periodic Report"), to which this Certification is attached as
Exhibit 99.1 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

DATED:   November 14, 2002
      ----------------------                          /S/ Charles J. Drake
                                                      --------------------------
                                                      Charles J. Drake
                                                      Chief Executive Officer

                                                      /S/ Mark R. Doede
                                                      --------------------------
                                                      Mark R. Doede
                                                      Chief Financial Officer




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